Post balance sheet events: Kantar disposal	6 Months Ended
Jun. 30, 2019
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Post balance sheet events: Kantar disposal
15.	Post balance sheet events: Kantar disposal

As announced in the Group’s Third Quarter Trading Update on 25 October 2018, the Group has been exploring strategic options associated with the Kantar business. On 12 July 2019, the Group announced the proposed sale of Kantar to Bain Capital. The disposal will involve the Group selling 60% of Kantar and retaining a 40% equity stake and was approved by the Board on 9 July 2019. This transaction is expected to complete in early 2020 with consideration after tax expected to be approximately $3.1 billion after tax and disposal costs.

Under IFRS 5: Non-current Assets Held for Sale and Discontinued Operations, where certain conditions are met, an asset or disposal group that has been put up for sale should be recognised as ‘held for sale’. An entity should classify a disposal group as held for sale if the carrying amount will be recovered principally through a sale transaction rather than through continuing use. For this to be the case, the disposal group must be available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets and its sale must be highly probable.

The criterion of highly probable was met on 9 July 2019, following Board approval of the disposal of Kantar to Bain Capital, representing the date at which the appropriate level of management was committed to a plan to sell the disposal group. The Kantar disposal group therefore became held for sale on this date. This classifies as a critical accounting judgement under IAS 1: Presentation of Financial Statements at 30 June 2019. In future financial statements it will be disclosed as a discontinued operation.